EXHIBIT  32(i)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Diversified Financial Resources Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the"Report"), I, Dennis Thompson, Chief Executive and Sole Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     I have reviewed this annual report on Form 10-KSB of Diversified Financial Resources Corporation and:

(a) The Annual Report on Form 10-KSB of the Company to which this certification is attached as an exhibit, fully complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

(b) The financial information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Dennis  Thompson
     ----------------
Dennis  Thompson
Chief  Executive  Officer
Chief  Financial  Officer
February  24,  2006